UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 26, 2022

ISLEWORTH HEALTHCARE ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Delaware	00-40104	86-1216057
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

360 Central Avenue, First Central Tower, Suite #800

St. Petersburg, FL 33701

(Address of principal executive offices)

(727) 245-0146

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	ISLE	The NASDAQ Stock Market LLC
Warrants, each whole warrant exercisable for one share of Common Stock at an exercise price of $11.50 per whole share	ISLEW	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

Merger Agreement

On April 26, 2022, Isleworth Healthcare Acquisition Corp., a Delaware corporation (“Isleworth”), entered into an Merger Agreement and Plan of Reorganization (as it may be amended, supplemented or otherwise modified from time to time, the “Merger Agreement”), by and among Isleworth, IHAC First Merger Sub Inc., a Delaware corporation and a direct, wholly-owned subsidiary of Isleworth (“First Merger Sub”), IHAC Second Merger Sub LLC, a Delaware limited liability company and a direct, wholly-owned subsidiary of Isleworth (“Second Merger Sub”), Cytovia Holdings, Inc. a Delaware corporation (“Cytovia”), and Isleworth Healthcare Sponsor I, LLC, a Delaware limited liability company (the “Sponsor”).

The Merger Agreement and the transactions contemplated thereby were approved by the boards of directors or board of managers, as applicable, of each of Isleworth, Cytovia and the Sponsor.

The Business Combination

The Merger Agreement provides for, among other things, the following transactions at the closing: (i) First Merger Sub will merge with and into Cytovia (the “First Merger”), with Cytovia as the surviving company in the First Merger as a wholly-owned subsidiary of Isleworth (the “Surviving Corporation”), and immediately following the First Merger and as part of the same overall transaction as the First Merger, the Surviving Corporation will merge with and into Second Merger Sub (the “Second Merger” and, together with First Merger, the “Mergers”), with Second Merger Sub being the surviving entity of the Second Merger (Second Merger Sub, in its capacity as the surviving entity of the Second Merger, is sometimes referred to herein as the “Surviving Entity”). In connection with the Mergers, Isleworth will change its name to “Cytovia Therapeutics, Inc.” The Mergers and the other transactions contemplated by the Merger Agreement are hereinafter referred to as the “Business Combination.”

The Business Combination is expected to close in the third quarter of 2022, following the receipt of the required approval by Isleworth’s stockholders and the fulfillment (or waiver) of other customary closing conditions.

Business Combination Consideration

In accordance with the terms and subject to the conditions of the Merger Agreement, each share of Cytovia Class A common stock, par value $0.000001, and Cytovia Class B common stock, par value $0.000001 per share (collectively, “Cytovia Common Stock”), issued and outstanding shall be converted into a number of shares of Isleworth common stock, par value $0.0001 (“Isleworth Common Stock”) equal to the Exchange Ratio, plus the right to receive a pro rata portion of up to 4,000,000 additional shares of Isleworth Common Stock (“Earnout Shares”) if certain milestone events occur within two years after the closing.

Additionally, at the Closing and as set forth in the Merger Agreement, (i) each warrant to purchase Cytovia Common Stock (“Cytovia Warrants”) will be converted into a warrant to purchase shares of combined company common stock, (ii) each option to purchase Cytovia Common Stock (“Cytovia Options”), whether vested or unvested, will be assumed and converted into an option to purchase a number of shares of combined company common stock, (iii) each restricted share award of Cytovia Common Stock will be exchanged for restricted share awards of Cytovia Common Stock subject to the same terms and conditions as were applicable to such restricted shares and (iv) each restricted stock unit award of Cytovia (“Cytovia RSU”) will be converted into the right to receive restricted stock units based on shares of combined company common stock.

The Exchange Ratio will be determined by dividing (i) the Cytovia Reference Share Value by (ii) $10 and further dividing by the number of outstanding shares of Cytovia Common Stock on a fully-diluted basis, which excludes shares of Cytovia Common Stock (x) issuable upon conversion of Cytovia’s convertible instruments, including the Convertible Note (as defined below), Cytovia Warrants and any financing that Cytovia is permitted to undertake under the Merger Agreement, (y) issuable in connection with a certain license agreement by and between Cytovia and Cellectis (as defined below) and (z) issuable upon any Cytovia RSUs or Cytovia Options that, in each case, are not vested as of the Closing. The Cytovia Reference Share Value shall be equal to $300,000,000, plus the aggregate exercise price of outstanding warrants and options to purchase Cytovia Common Stock, minus one-half the value of up to 4,000,000 shares of Isleworth Common Stock (valued at $10 per share) (“Inducement Shares”) that Isleworth may issue in connection with obtaining financing for the Business Combination. The Sponsor has agreed to forfeit a number of promote shares equal to one-half the aggregate number of Inducement Shares that are issued.

One-half of the aggregate number of Earnout Shares will be issued if, during the period beginning on the first anniversary and ending on the second anniversary of the closing, the combined company’s common stock achieves a market price of $15 per share for a specified number of days, or the combined company consummates a transaction in which its stockholders have the right to receive consideration implying a value of at least $15 per share. The second half of the Earnout Shares will be issued if, during the period beginning 180 days after the closing date and ending on the second anniversary of the closing date, the combined company’s common stock achieves a market price of $20 per share for a specified number of days, or the combined company consummates a transaction in which its stockholders have the right to receive consideration implying a value of at least $20 per share.

Governance

Isleworth has agreed to take actions such that, effective immediately after the closing of the Business Combination, Isleworth’s board of directors shall consist of seven directors, which directors shall be nominated pursuant to the Merger Agreement, which nominees include two Isleworth designees. Additionally, certain current Cytovia management personnel will join Isleworth as officers of the company and current members of the Cytovia board of directors will join the board of directors of combined company following consummation of the Mergers.

Representations and Warranties; Covenants

The Merger Agreement contains representations, warranties and covenants of each of the parties thereto that are customary for transactions of this type, including, among others, covenants providing for (i) certain limitations on the operation of the parties’ respective businesses prior to consummation of the Business Combination, (ii) the parties’ efforts to satisfy conditions to consummation of the Business Combination, including by obtaining necessary approvals from governmental agencies (including U.S. federal antitrust authorities and under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”)), (iii) prohibitions on the parties soliciting alternative transactions, (iv) Isleworth preparing and filing a registration statement on Form S-4 with the Securities and Exchange Commission (the “SEC”) and taking certain other actions to obtain the requisite approval of Isleworth’s stockholders to vote in favor of certain matters, including the adoption of the Merger Agreement and approval of the Business Combination, at a special meeting to be called for the approval of such matters, and (v) the protection of, and access to, confidential information of the parties.

In addition, Isleworth has agreed to adopt an equity incentive plan and an employee stock purchase plan, each as described in the Merger Agreement.

Conditions to Each Party’s Obligations

The obligations of Isleworth and Cytovia to consummate the Business Combination are subject to certain closing conditions, including, but not limited to, (i) the expiration or termination of the applicable waiting period under the HSR Act, (ii) the approval of Isleworth’s stockholders, (iii) the approval of Cytovia’s stockholders and (iv) the Registration Statement (as defined below) becoming effective.

In addition, the obligation of Isleworth, First Merger Sub, and Second Merger Sub to consummate the Business Combination is subject to the fulfillment (or waiver) of other closing conditions, including, but not limited to, (i) the representations and warranties of Cytovia being true and correct to the standards applicable to such representations and warranties and each of the covenants of Cytovia having been performed or complied with in all material respects, (ii) delivery of certain ancillary agreements required to be executed and delivered in connection with the Business Combination; and (iii) no Material Adverse Effect (as defined in the Merger Agreement) having occurred.

The obligation of Cytovia to consummate the Business Combination is also subject to the fulfillment (or waiver) of other closing conditions, including, but not limited to, (i) the representations and warranties of Isleworth, First Merger Sub and Second Merger Sub being true and correct to the standards applicable to such representations and warranties and each of the covenants of Isleworth, First Merger Sub and Second Merger Sub having been performed or complied with in all material respects, (ii) the aggregate cash proceeds from Isleworth’s trust account, together with the proceeds from the PIPE Financing (as defined below), equaling no less than $50,000,000 (after deducting any amounts paid to Isleworth stockholders that exercise their redemption rights in connection with the Business Combination and net of unpaid transaction expenses incurred or subject to reimbursement by Isleworth), and (iii) the shares of Isleworth Common Stock being listed on the Nasdaq in connection with the Business Combination.

Termination

The Merger Agreement may be terminated under certain customary and limited circumstances prior to the closing of the Business Combination, including, but not limited to, (i) by mutual written consent of Isleworth and Cytovia, (ii) by Isleworth, on the one hand, or Cytovia, on the other hand, if there is any breach of the representations, warranties, covenant or agreement of the other party as set forth in the Merger Agreement, in each case, such that certain conditions to closing cannot be satisfied and the breach or breaches of such representations or warranties or the failure to perform such covenant or agreement, as applicable, are not cured or cannot be cured within certain specified time periods, (iii) by either Isleworth or Cytovia if the Business Combination is not consummated by December 31, 2022, provided the failure to close by such date is not due to a breach by the terminating party, (iv) by either Isleworth or Cytovia if certain required approvals for the Business Combination are not obtained from Isleworth stockholders after the conclusion of a meeting of Isleworth’s stockholders held for the purpose of voting on such approvals, and (v) by Isleworth if the Cytovia stockholders do not approve the Merger Agreement.

If the Merger Agreement is validly terminated, none of the parties to the Merger Agreement will have any liability or any further obligation under the Merger Agreement other than customary confidentiality obligations, except in the case of Willful Breach (as defined in the Merger Agreement).

A copy of the Merger Agreement is filed with this Current Report on Form 8-K as Exhibit 2.1 and is incorporated herein by reference, and the foregoing description of the Merger Agreement is qualified in its entirety by reference thereto. The Merger Agreement contains representations, warranties and covenants that the respective parties made to each other as of the date of the Merger Agreement or other specific dates. The assertions embodied in those representations, warranties and covenants were made for purposes of the contract among the respective parties and are subject to important qualifications and limitations agreed to by the parties in connection with negotiating such agreement. The representations, warranties and covenants in the Merger Agreement are also modified in important part by the underlying disclosure schedules which are not filed publicly and which are subject to a contractual standard of materiality different from that generally applicable to stockholders and were used for the purpose of allocating risk among the parties rather than establishing matters as facts. Isleworth does not believe that these schedules contain information that is material to an investment decision.

Isleworth Sponsor Support Agreement

Concurrently with the execution of the Merger Agreement, Isleworth, the Sponsor and certain directors of the Sponsor entered into a Sponsor Support Agreement (the “Sponsor Support Agreement”) pursuant to which the Sponsor and each such director agreed to, among other things, (i) vote at any meeting of the stockholders of Isleworth all of its shares of Isleworth Common Stock held of record or thereafter acquired in favor of the Parent Proposals (as defined in the Merger Agreement), (ii) be bound by certain other covenants and agreements related to the Business Combination and (iii) be bound by certain transfer restrictions with respect to such securities, prior to the closing of the Business Combination, in each case, on the terms and subject to the conditions set forth in the Sponsor Support Agreement.

The foregoing description of the Sponsor Support Agreement is subject to and qualified in its entirety by reference to the full text of the form of Sponsor Support Agreement, a copy of which is included as Exhibit 10.1 hereto, and the terms of which are incorporated herein by reference.

Cytovia Support Agreement

In accordance with the Merger Agreement, within 24 hours following the execution of the Merger Agreement, certain stockholders of Cytovia representing the requisite votes necessary to approve the Merger Agreement are expected to enter into support agreements (the “Stockholder Support Agreement”) with Isleworth and Cytovia, pursuant to which each such holder will agree to (i) vote at any meeting of the stockholders of Cytovia all of its Cytovia Common Stock and Cytovia preferred stock held of record or thereafter acquired in favor of the approving and adopting the Merger Agreement, (ii) be bound by certain other covenants and agreements related to the Business Combination and (iii) be bound by certain transfer restrictions with respect to such securities (i.e., a “lock-up”) to be provided in the amended and restated bylaws of Isleworth, in each case, on the terms and subject to the conditions set forth in the form of Stockholder Support Agreement.

The foregoing description of the Stockholder Support Agreement is subject to and qualified in its entirety by reference to the full text of the form of Stockholder Support Agreement, a copy of which is included as Exhibit 10.2 hereto, and the terms of which are incorporated herein by reference.

PIPE Financing (Private Placement)

Concurrently with the execution of the Merger Agreement, Isleworth entered into a subscription agreement (the “Subscription Agreement”) with certain investors (the “PIPE Investors”). Pursuant to the Subscription Agreements, the PIPE Investors agreed to subscribe for and purchase, and Isleworth agreed to issue and sell to such investors, immediately prior to the closing under the Merger Agreement, an aggregate of 2,600,000 shares of Isleworth Common Stock for aggregate gross proceeds of $20,000,000 (the “PIPE Financing”). Pursuant to the terms of the Subscription Agreement, Isleworth has agreed to file with the SEC (at Isleworth’s sole cost and expense) a registration statement registering the resale of the shares issued pursuant to the Subscription Agreement that are eligible for registration and use its commercially reasonable efforts to have such registration statement declared effective as soon as practicable after the filing thereof.

The closing of the PIPE Financing is contingent upon, among other things, the substantially concurrent consummation of the Business Combination.

The foregoing description of the Subscription Agreement and the PIPE Financing is subject to and qualified in its entirety by reference to the full text of the form of Subscription Agreement, a copy of which is attached as Exhibit 10.3 hereto, and the terms of which are incorporated herein by reference.

Other

Prior to execution of the Merger Agreement, Cytovia Therapeutics, LLC, a wholly-owned subsidiary of Cytovia, entered into an amendment to a certain research collaboration and non-exclusive license agreement (the “License Amendment”) by and between Cytovia Therapeutics, LLC and Cellectis S.A., a French corporation organized under the laws of France and registered in the Trade and Companies Register of Paris under number 428 859 052 (“Cellectis”). In connection with the License Amendment, Cytovia and Cellectis entered into a securities purchase agreement (the “Cellectis SPA”) pursuant to which Cytovia issued Cellectis a convertible note in the principal amount of $20,000,000 (the “Convertible Note”). Immediately prior to the closing of the Business Combination, the outstanding principal amount of the Convertible Note plus any accrued and unpaid interest or other amounts payable thereunder (the “Outstanding Amount”) will automatically convert into shares of Cytovia Common Stock at a per share price that will result in Cellectis receiving a number of shares of Isleworth Common Stock equal to the Outstanding Amount divided by the lowest price per share paid by any subscriber in the PIPE Financing (such number of shares of Isleworth Common Stock, the “Note Conversion Shares”). Also pursuant to the Cellectis SPA, Cytovia issued Cellectis a warrant (the “Warrant”) to acquire a number of shares of Isleworth Common Stock equal to 0.35 multiplied by the number of Note Conversion Shares (the “Warrant Exercise Shares”), at an exercise price of $11.50 per share (the “Warrant Exercise Price”), with each of the Warrant Exercise Shares and the Warrant Exercise Price subject to adjustment pursuant to the terms of the Cellectis SPA and the Convertible Note and Warrant issued thereunder.

Item 3.02.	Unregistered Sales of Equity Securities.

The disclosure set forth above in Item 1.01 of this Current Report on Form 8-K is incorporated by reference herein. The shares of Isleworth Common Stock to be offered and sold in connection with the PIPE Financing and the shares of Isleworth Common Stock to be issued upon the conversion of the Convertible Note and the exercise of the Warrant issued pursuant to the Cellectis SPA have not been registered under the Securities Act in reliance upon the exemption provided in Section 4(a)(2) thereof.

Item 7.01.	Regulation FD Disclosure.

On April 26, 2022, Isleworth and Cytovia issued a press release announcing their entry into the Merger Agreement. The press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Furnished as Exhibit 99.2 hereto and incorporated into this Item 7.01 by reference is the investor presentation that Isleworth and Cytovia have prepared for use in connection with the announcement of the Business Combination.

The foregoing (including Exhibits 99.1 and 99.2) is being furnished pursuant to Item 7.01 and will not be deemed to be filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise be subject to the liabilities of that section, nor will it be deemed to be incorporated by reference in any filing under the Securities Act or the Exchange Act.

Additional Information and Where to Find It

This Current Report relates to a proposed business combination between Isleworth and Cytovia. This document does not constitute an offer to sell or exchange, or the solicitation of an offer to buy or exchange, any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, sale or exchange would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. Isleworth intends to file a registration statement on Form S-4 that will include a proxy statement of Isleworth, an information statement of Cytovia and a prospectus of Isleworth. The proxy statement/information statement/prospectus will be sent to all Isleworth and Cytovia stockholders as of a record date to be established for voting on the proposed business combination and the other matters to be voted upon at a meeting of Isleworth stockholders to be held to approve the proposed business combination and other matters (the “Special Meeting”). Isleworth may also file other documents regarding the proposed business combination with the SEC. After the registration statement on Form S-4 has been filed and declared effective, Isleworth will mail a definitive proxy statement and other relevant documents to its shareholders as of the record date established for voting on the proposed business combination. The definitive proxy statement/information statement/prospectus will contain important information about the proposed business combination and the other matters to be voted upon at the Special Meeting and is not intended to provide the basis for any investment decision or any other decision in respect of such matters. Before making any voting decision, investors and security holders of Isleworth and Cytovia are urged to read the registration statement, the proxy statement/information statement/prospectus and all other relevant documents filed or that will be filed with the SEC in connection with the proposed business combination as they become available because they will contain important information about the proposed business combination.

Investors and security holders will be able to obtain free copies of the proxy statement/information statement/prospectus, and all other relevant documents filed or that will be filed with the SEC by Isleworth, through the website maintained by the SEC at www.sec.gov, or by directing a request to Isleworth Healthcare Acquisition Corp., 360 Central Avenue, First Central Tower, Suite #800, St. Petersburg, FL 33701, attention: Dan Halvorson.

INVESTMENT IN ANY SECURITIES DESCRIBED HEREIN HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SEC OR ANY OTHER REGULATORY AUTHORITY NOR HAS ANY AUTHORITY PASSED UPON OR ENDORSED THE MERITS OF THE OFFERING OR THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED HEREIN. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Participants in the Solicitation

Isleworth, Cytovia and their respective directors, executive officers and other members of their management and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies from Isleworth stockholders in connection with the proposed transaction. Investors and security holders may obtain more detailed information regarding the names, affiliations and interests of Isleworth directors and executive officers in Isleworth’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021, which was filed with the SEC on March 29, 2022. To the extent that holdings of Isleworth securities have changed since the filing of the Annual Report on Form 10-K, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies of Isleworth stockholders in connection with the proposed transaction will be set forth in the proxy statement/information statement/prospectus for the proposed transaction when available. Information concerning the interests of Isleworth participants in the solicitation, which may, in some cases, be different than those of Isleworth Healthcare Acquisition Corp.’s equity holders generally, will be set forth in the proxy statement/information statement/prospectus relating to the proposed transaction when it becomes available.

Forward Looking Statements

This Current Report on Form 8-K contains certain forward-looking statements within the meaning of the federal securities laws with respect to the proposed business combination between Isleworth and Cytovia, including statements regarding the benefits of the proposed business combination, the anticipated timing of the proposed business combination, Cytovia’s expectations regarding cash runway, projections of market opportunity, operating results, debt levels, potential revenues, business strategies, various addressable markets, anticipated trends, industry environment, developments in markets in which Cytovia operates, the initiation, timing, progress, scope and results of Cytovia’s ongoing pre-clinical studies, planned clinical trials and research and development programs, the timing, availability and presentation of pre-clinical and regulatory developments, Cytovia’s ability to timely file and obtain approval of investigational new drug applications for its planned clinical trials, the potential benefits of Cytovia’s platforms, programs and product candidates, the development and the commercial potential, growth potential and market opportunity for Cytovia’s product candidates, if approved, and the drivers, timing, impact and results thereof, the potential and future results of current and planned collaborations, Cytovia’s ability to obtain and maintain regulatory approval of any of Cytovia’s product candidates, Cytovia’s plans to research, discover and develop additional product candidates, including by leveraging other technologies and expanding into additional indications, Cytovia’s ability to expand its manufacturing capabilities, and to manufacture its product candidates and scale production, Cytovia’s ability to meet certain milestones , and the effects of regulations and Isleworth’s or Cytovia’s projected future results. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “forecast,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” “positions,” “enables” and similar expressions (including the negative versions of such words or expressions).

Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this Current Report on Form 8-K, including but not limited to: (i) changes in domestic and foreign business, market, financial, political, economic and legal conditions; (ii) the risk that the proposed business combination may not be completed in a timely manner or at all, which may adversely affect the price of Isleworth’s securities; (iii) failure to realize the anticipated benefits of the business combination or to obtain additional financing, including financing it intends to obtain prior to the consummation of the business combination to meet the minimum cash condition contained in the business combination agreement related to the proposed business combination and to fund operations and future product development; (iv) risks relating to the uncertainty of projected information, including Cytovia’s ability to project future capital needs, cash utilization and potential cash inflows, and timing with respect to Cytovia and its product candidates; (v) uncertainties inherent in research and development, including related to safety, progression of and results from its ongoing pre-clinical studies and planned clinical trials candidates; (vi) difficulties arising from Cytovia’s third-party licenses, or supply-chain or manufacturing challenges; (vii) unexpected safety or efficacy data observed during pre-clinical or clinical studies; (viii) the failure of the data from Cytovia’s pre-clinical trials to be indicative in human trials; (ix) the ability of Cytovia to protect its intellectual property rights; (x) trends in the industry, changes in the competitive landscape, and delays or disruptions due to the COVID-19 pandemic, including the risk that the ongoing COVID-19 pandemic and the associated containment efforts may disrupt Cytovia’s business and/or the global healthcare system (including its supply chain) more severely than it has to date or more severely than anticipated; (xi) the effects of competition on Cytovia’s future business and the ability of the combined company to grow and manage growth profitably, maintain relationships with collaborators, manufacturers, suppliers, licensors or strategic partners and retain its management and key employees; (xii) changes in the legal and regulatory framework for the industry or unexpected litigation or disputes and future expenditures; (xiii) the risk that the proposed business combination may not be completed by Isleworth’s business combination deadline and the potential failure to obtain an extension of the business combination deadline if sought by Isleworth; (xiv) the failure to satisfy the conditions to the consummation of the proposed business combination in the anticipated manner or on the anticipated timeline, including the approval of the proposed business combination by the stockholders of Isleworth and Cytovia, the satisfaction of the minimum trust account amount following redemptions by Isleworth’s public stockholders and the receipt of certain governmental and regulatory approvals; (xv) the effect of the announcement or pendency of the proposed business combination on Cytovia’s business relationships, performance, and business generally; (xvi) risks that the announcement and consummation of the proposed business combination disrupts current plans and operations of Cytovia and Isleworth and potential difficulties in Cytovia employee retention as a result of the proposed business combination; (xvii) the outcome of any legal proceedings that may be instituted against Isleworth or Cytovia related to the agreement and plan of merger or the proposed business combination; (xviii) the ability to maintain the listing of Isleworth’s securities on the NASDAQ or the combined company’s securities on the NASDAQ or another securities exchange; (xix) the price of Isleworth’s securities, including volatility resulting from changes in the competitive and highly regulated industries in which Cytovia plans to operate, variations in performance across competitors, changes in laws and regulations affecting Cytovia’s business and changes in the combined capital structure; (xx) any changes to accounting methods of Isleworth; and (xxi) the ability to implement business plans, forecasts, and other expectations after the completion of the proposed business combination, and identify and realize additional opportunities. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in Isleworth’ final proxy statement/information statement contained in the Form S-4 registration statement described above, including those under “Risk Factors” therein, the Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and other documents filed by Isleworth, or that Isleworth files in the future, from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. There may be additional risks that neither Isleworth nor Cytovia presently knows, or that Isleworth or Cytovia currently believe are immaterial, that could also cause actual results to differ from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and Isleworth and Cytovia assume no obligation and, except as required by law, do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. Isleworth and Cytovia anticipate that subsequent events and developments will cause Isleworth’s and Cytovia’s assessments to change. Neither Isleworth nor Cytovia gives any assurance that either Isleworth or Cytovia will achieve its expectations.

No Offer or Solicitation

This communication is for informational purposes only and is neither an offer to purchase, nor a solicitation of an offer to sell, subscribe for or buy, any securities or the solicitation of any vote in any jurisdiction pursuant to the Business Combination or otherwise, nor shall there be any sale, issuance or transfer or securities in any jurisdiction in contravention of applicable law.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

2.1†	Merger Agreement and Plan of Reorganization, dated as of April 26, 2022, by and among Isleworth Healthcare Acquisition Corp., IHAC First Merger Sub Inc., IHAC Second Merger Sub LLC, Cytovia Holdings, Inc., and Isleworth Healthcare Sponsor I, LLC.

10.1	Form of Sponsor Support Agreement.

10.2	Form of Stockholder Support Agreement.

10.3	Form of PIPE Subscription Agreement.

99.1	Press Release dated April 26, 2022.

99.2	Investor Presentation dated April 2022.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

†

Certain of the exhibits and schedules to this exhibit have been omitted in accordance with Regulation S-K Item 601(b)(2). The Registrant agrees to furnish supplementally a copy of all omitted exhibits and schedules to the SEC upon its request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ISLEWORTH HEALTHCARE ACQUISITION CORP.

Date: April 26, 2022	By:	/s/ Dan Halvorson
	Name:	Dan Halvorson
	Title:	Board Director, EVP & CFO